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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                  July 18, 2001
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                            LIFEPOINT HOSPITALS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

    Delaware                       0-29818                     52-2165845
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 (State or Other              (Commission File             (I.R.S. Employer
 Jurisdiction of                   Number)                  Identification
 Incorporation)                                                 Number)


                           103 Powell Court, Suite 200
                           Brentwood, Tennessee 37027
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               (Address of Principal Executive Offices) (Zip Code)

                                 (615) 372-8500
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              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
                       -----------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 9.  REGULATION FD DISCLOSURE.

         LifePoint Hospitals, Inc. (the "Company") announced on July 13, 2001 that its results for the second quarter ended June 30, 2001 will be released after close of the market on Monday, July 23, 2001. The Company will provide an online web simulcast of its second quarter 2001 earnings conference call on Tuesday, July 24, 2001.

         The live broadcast of LifePoint Hospitals' conference call will begin at 9:00 a.m. Central Standard Time on July 24, 2001. A 30-day online replay will be available beginning approximately two hours following the conclusion of the live broadcast. A link to these events can be found on the Company's website at www.lifepointhospitals.com or www.streetevents.com.























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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LIFEPOINT HOSPITALS, INC.



                                    By: /s/ William F. Carpenter III
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                                        William F. Carpenter III
                                        Senior Vice President and
                                        General Counsel



Date:  July 18, 2001










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